FOR IMMEDIATE RELEASE:
NVIDIA Announces Financial Results for Third Quarter Fiscal 2024
•Record revenue of $18.12 billion, up 34% from Q2, up 206% from year ago
•Record Data Center revenue of $14.51 billion, up 41% from Q2, up 279% from year ago
SANTA CLARA, Calif.—Nov. 21, 2023―NVIDIA (NASDAQ: NVDA) today reported revenue for the third quarter ended October 29, 2023, of $18.12 billion, up 206% from a year ago and up 34% from the previous quarter.
GAAP earnings per diluted share for the quarter were $3.71, up more than 12x from a year ago and up 50% from the previous quarter. Non-GAAP earnings per diluted share were $4.02, up nearly 6x from a year ago and up 49% from the previous quarter.
“Our strong growth reflects the broad industry platform transition from general-purpose to accelerated computing and generative AI,” said Jensen Huang, founder and CEO of NVIDIA.
“Large language model startups, consumer internet companies and global cloud service providers were the first movers, and the next waves are starting to build. Nations and regional CSPs are investing in AI clouds to serve local demand, enterprise software companies are adding AI copilots and assistants to their platforms, and enterprises are creating custom AI to automate the world’s largest industries.
“NVIDIA GPUs, CPUs, networking, AI foundry services and NVIDIA AI Enterprise software are all growth engines in full throttle. The era of generative AI is taking off,” he said.
NVIDIA will pay its next quarterly cash dividend of $0.04 per share on December 28, 2023, to all shareholders of record on December 6, 2023.
Q3 Fiscal 2024 Summary

GAAP
($ in millions, except earnings per share)	Q3 FY24	Q2 FY24	Q3 FY23	Q/Q	Y/Y
Revenue	$18,120	$13,507	$5,931	Up 34%	Up 206%
Gross margin	74.0%	70.1%	53.6%	Up 3.9 pts	Up 20.4 pts
Operating expenses	$2,983	$2,662	$2,576	Up 12%	Up 16%
Operating income	$10,417	$6,800	$601	Up 53%	Up 1,633%
Net income	$9,243	$6,188	$680	Up 49%	Up 1,259%
Diluted earnings per share	$3.71	$2.48	$0.27	Up 50%	Up 1,274%

Non-GAAP
($ in millions, except earnings per share)	Q3 FY24	Q2 FY24	Q3 FY23	Q/Q	Y/Y
Revenue	$18,120	$13,507	$5,931	Up 34%	Up 206%
Gross margin	75.0%	71.2%	56.1%	Up 3.8 pts	Up 18.9 pts
Operating expenses	$2,026	$1,838	$1,793	Up 10%	Up 13%
Operating income	$11,557	$7,776	$1,536	Up 49%	Up 652%
Net income	$10,020	$6,740	$1,456	Up 49%	Up 588%
Diluted earnings per share	$4.02	$2.70	$0.58	Up 49%	Up 593%

Outlook
NVIDIA’s outlook for the fourth quarter of fiscal 2024 is as follows:
•Revenue is expected to be $20.00 billion, plus or minus 2%.
•GAAP and non-GAAP gross margins are expected to be 74.5% and 75.5%, respectively, plus or minus 50 basis points.
•GAAP and non-GAAP operating expenses are expected to be approximately $3.17 billion and $2.20 billion, respectively.
•GAAP and non-GAAP other income and expense are expected to be an income of approximately $200 million, excluding gains and losses from non-affiliated investments.
•GAAP and non-GAAP tax rates are expected to be 15.0%, plus or minus 1%, excluding any discrete items.
Highlights
NVIDIA achieved progress since its previous earnings announcement in these areas:
Data Center
•Third-quarter revenue was a record $14.51 billion, up 41% from the previous quarter and up 279% from a year ago.
•Announced NVIDIA HGX™ H200 with the new NVIDIA H200 Tensor Core GPU, the first GPU with HBM3e memory, with systems expected to be available in the second quarter of next year.
•Introduced an AI foundry service — with NVIDIA AI Foundation Models, NVIDIA NeMo™ framework and NVIDIA DGX™ Cloud AI supercomputing — to accelerate the development and tuning of custom generative AI applications, first available on Microsoft Azure, with SAP and Amdocs among the first customers.
•Announced that the NVIDIA Spectrum-X™ Ethernet networking platform for AI will be integrated into servers from Dell Technologies, Hewlett Packard Enterprise and Lenovo in the first quarter of next year.
•Announced that NVIDIA GH200 Grace Hopper Superchips, including a new quad configuration, will power more than 40 new supercomputers, including the JUPITER system at Jülich Supercomputing Centre and Isambard-AI at the University of Bristol.
•Made advances with global cloud service providers:
◦Google Cloud Platform made generally available new A3 instances powered by NVIDIA H100 Tensor Core GPUs and NVIDIA AI Enterprise software in Google Cloud Marketplace.
◦Microsoft Azure will be offering customers access to NVIDIA Omniverse™ Cloud Services for accelerating automotive digitalization, as well as new instances featuring NVL H100 Tensor Core GPUs and H100 with confidential computing, with H200 GPUs coming next year.
◦Oracle Cloud Infrastructure made NVIDIA DGX Cloud and NVIDIA AI Enterprise software available in Oracle Cloud Marketplace.
•Partnered with a range of leading companies on AI initiatives, including Amdocs, Dropbox, Foxconn, Genentech (member of Roche Group), Infosys, Lenovo, Reliance Industries, Scaleway and Tata Group.

•Announced record-setting performance in the latest two sets of MLPerf benchmarks for inference and training, with the NVIDIA Eos AI supercomputer training a GPT-3 model 3x faster than the previous record.
•Announced growing worldwide support for the NVIDIA® CUDA® Quantum platform, including new efforts in Israel, the Netherlands, the U.K. and the U.S.
Gaming
•Third-quarter revenue was $2.86 billion, up 15% from the previous quarter and up 81% from a year ago.
•Launched DLSS 3.5 Ray Reconstruction, which creates high-quality ray-traced images for intensive ray-traced games and apps, including Alan Wake 2 and Cyberpunk 2077.
•Released TensorRT-LLM™ for Windows, speeding on-device LLM inference by up to 4x.
•Added 56 DLSS games and over 15 Reflex games, bringing the total number of RTX games and applications to over 475.
•Surpassed 1,700 games on GeForce NOW™, including launches of Alan Wake 2, Baldur’s Gate 3, Cyberpunk 2077: Phantom Liberty, Forza Motorsport and Starfield.
Professional Visualization
•Third-quarter revenue was $416 million, up 10% from the previous quarter and up 108% from a year ago.
•Announced that Mercedes-Benz is using NVIDIA Omniverse to create digital twins to help plan, design, build and operate its manufacturing and assembly facilities around the world.
•Announced a new line of desktop workstations with NVIDIA RTX™ 6000 Ada Generation GPUs and NVIDIA ConnectX® smart interface cards for training smaller AI models, fine-tuning models and running inference locally.
Automotive
•Third-quarter revenue was $261 million, up 3% from the previous quarter and up 4% from a year ago.
•Furthered its collaboration with Foxconn to develop next-generation electric vehicles for the global market, using the next-generation NVIDIA DRIVE Hyperion™ platform and NVIDIA DRIVE Thor™ system-on-a-chip.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its third quarter fiscal 2024 financial results and current financial prospects today at 2 p.m. Pacific time (5 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its fourth quarter and fiscal 2024.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude acquisition termination costs, stock-based compensation expense, acquisition-related and other costs, IP-related costs, other, gains and losses from non-affiliated investments, interest expense related to amortization of debt discount, and the associated tax impact of these items where applicable. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases of property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
Since its founding in 1993, NVIDIA (NASDAQ: NVDA) has been a pioneer in accelerated computing. The company’s invention of the GPU in 1999 sparked the growth of the PC gaming market, redefined computer graphics, ignited the era of modern AI and is fueling industrial digitalization across markets. NVIDIA is now a full-stack computing company with data-center-scale offerings that are reshaping industry. More information at https://nvidianews.nvidia.com/.
###

For further information, contact:

Simona Jankowski	Robert Sherbin
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
sjankowski@nvidia.com	rsherbin@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: the broad industry platform transition from general-purpose to accelerated computing and generative AI and the next waves starting to build; nations and regional CSPs investing in AI clouds to serve local demand, enterprise software companies adding AI copilots and assistants to their platforms, and enterprises creating custom AI to automate the world’s largest industries; NVIDIA GPUs, CPUs, networking, AI foundry services and NVIDIA AI Enterprise software as growth engines for generative AI; the era of generative AI taking off; the NVIDIA AI foundry service accelerating the development and tuning of custom generative AI applications; the usage of NVIDIA GH200 Superchips in supercomputers globally; NVIDIA’s next quarterly cash dividend; NVIDIA’s financial outlook and expected tax rates for the fourth quarter of fiscal 2024; the benefits, impact, performance, features and availability of NVIDIA’s products and technologies, including the NVIDIA HGX H200, NVIDIA H200 Tensor Core GPU, NVIDIA AI Foundation Models, NVIDIA NeMo, NVIDIA GH200 Grace Hopper Superchip, NVIDIA AI Enterprise, NVIDIA Omniverse, NVIDIA Spectrum-X, NVIDIA RTX workstations, NVIDIA RTX 6000 Ada GPU, NVIDIA Omniverse Enterprise software, NVIDIA H100 Tensor Core GPU, NVIDIA DGX Cloud AI, GeForce NOW, NVIDIA CUDA Quantum platform, DLSS, DLSS 3.5 Ray Reconstruction, NVIDIA DRIVE Hyperion, NVIDIA DRIVE Thor, TensorRT-LLM, NVIDIA ConnectX; the benefits and impact of NVIDIA’s partnerships with Amdocs, Dropbox, Foxconn, Genentech, Infosys, Lenovo, Reliance Industries, Scaleway and Tata Group; growing support for NVIDIA CUDA Quantum platform; and the usage of NVIDIA Omniverse by Mercedes-Benz are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic conditions; our reliance on third parties to manufacture, assemble, package and test our products; the impact of technological development and competition; development of new products and technologies or enhancements to our existing product and technologies; market acceptance of our products or our partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; and unexpected loss of performance of our products or technologies when integrated into systems, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2023 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, GeForce NOW, NVIDIA CUDA, NVIDIA DGX, NVIDIA DRIVE Hyperion, NVIDIA DRIVE Thor, NVIDIA Grace Hopper, NVIDIA HGX, NVIDIA NeMo, NVIDIA Omniverse, NVIDIA RTX, NVIDIA Spectrum-X and TensorRT are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability, and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 29, 2023	October 30, 2022	October 29, 2023	October 30, 2022

Revenue	$18,120	$5,931	$38,819	$20,923
Cost of revenue	4,720	2,754	11,309	9,400
Gross profit	13,400	3,177	27,510	11,523

Operating expenses
Research and development	2,294	1,945	6,210	5,387
Sales, general and administrative	689	631	1,942	1,815
Acquisition termination cost	—	—	—	1,353
Total operating expenses	2,983	2,576	8,152	8,555

Operating income	10,417	601	19,358	2,968
Interest income	234	88	572	152
Interest expense	(63)	(65)	(194)	(198)
Other, net	(66)	(11)	(24)	(29)
Other income (expense), net	105	12	354	(75)

Income before income tax	10,522	613	19,712	2,893
Income tax expense (benefit)	1,279	(67)	2,237	(61)
Net income	$9,243	$680	$17,475	$2,954

Net income per share:
Basic	$3.75	$0.27	$7.07	$1.18
Diluted	$3.71	$0.27	$7.01	$1.17

Weighted average shares used in per share computation:
Basic	2,468	2,483	2,470	2,495
Diluted	2,494	2,499	2,494	2,517

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	October 29, 2023	January 29, 2023
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$18,281	$13,296
Accounts receivable, net	8,309	3,827
Inventories	4,779	5,159
Prepaid expenses and other current assets	1,289	791
Total current assets	32,658	23,073

Property and equipment, net	3,844	3,807
Operating lease assets	1,316	1,038
Goodwill	4,430	4,372
Intangible assets, net	1,251	1,676
Deferred income tax assets	5,982	3,396
Other assets	4,667	3,820
Total assets	$54,148	$41,182

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$2,380	$1,193
Accrued and other current liabilities	5,472	4,120
Short-term debt	1,249	1,250
Total current liabilities	9,101	6,563

Long-term debt	8,457	9,703
Long-term operating lease liabilities	1,091	902
Other long-term liabilities	2,234	1,913
Total liabilities	20,883	19,081

Shareholders' equity	33,265	22,101
Total liabilities and shareholders' equity	$54,148	$41,182

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 29,	October 30,	October 29,	October 30,
	2023	2022	2023	2022

Cash flows from operating activities:
Net income	$9,243	$680	$17,475	$2,954
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock based compensation expense	979	745	2,555	1,971
Depreciation and amortization	372	406	1,121	1,118
Losses on investments in non-affiliates, net	69	11	24	35
Deferred income taxes	(529)	(532)	(2,411)	(1,517)
Acquisition termination cost	—	—	—	1,353
Other	(66)	(45)	(170)	(27)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(1,243)	410	(4,482)	(258)
Inventories	(457)	(563)	405	(1,848)
Prepaid expenses and other assets	254	247	(337)	(1,307)
Accounts payable	461	(917)	1,250	(358)
Accrued liabilities and other current liabilities	(1,722)	(92)	953	1,175
Other long-term liabilities	(28)	42	208	102
Net cash provided by operating activities	7,333	392	16,591	3,393

Cash flows from investing activities:
Proceeds from maturities of marketable securities	2,891	5,809	8,001	16,792
Proceeds from sales of marketable securities	—	75	—	1,806
Purchases of marketable securities	(5,345)	(2,188)	(10,688)	(9,764)
Purchase related to property and equipment and intangible assets	(278)	(530)	(815)	(1,324)
Acquisitions, net of cash acquired	—	—	(83)	(49)
Investments in non-affiliates and other, net	(437)	(18)	(872)	(83)
Net cash provided by (used in) investing activities	(3,169)	3,148	(4,457)	7,378

	Three Months Ended		Nine Months Ended
	October 29,	October 30,	October 29,	October 30,
	2023	2022	2023	2022

Cash flows from financing activities:
Proceeds related to employee stock plans	156	143	403	349
Payments related to repurchases of common stock	(3,806)	(3,485)	(6,874)	(8,826)
Repayment of debt	—	—	(1,250)	—
Payments related to tax on restricted stock units	(764)	(294)	(1,942)	(1,131)
Dividends paid	(99)	(100)	(296)	(300)
Principal payments on property and equipment and intangible assets	(13)	(18)	(44)	(54)
Other	(1)	1	(1)	1
Net cash used in financing activities	(4,527)	(3,753)	(10,004)	(9,961)

Change in cash, cash equivalents, and restricted cash	(363)	(213)	2,130	810
Cash, cash equivalents, and restricted cash at beginning of period	5,882	3,013	3,389	1,990
Cash, cash equivalents, and restricted cash at end of period	$5,519	$2,800	$5,519	$2,800

Supplemental disclosure of cash flow information:
Cash paid for income taxes, net	$4,348	$264	$4,676	$1,372

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	October 29,	July 30,	October 30,	October 29,	October 30,
	2023	2023	2022	2023	2022

GAAP gross profit	$13,400	$9,462	$3,177	$27,510	$11,523
GAAP gross margin	74.0%	70.1%	53.6%	70.9%	55.1%
Acquisition-related and other costs (A)	119	119	120	358	335
Stock-based compensation expense (B)	38	31	32	96	108
IP-related costs	26	2	—	36	—
Non-GAAP gross profit	$13,583	$9,614	$3,329	$28,000	$11,966
Non-GAAP gross margin	75.0%	71.2%	56.1%	72.1%	57.2%

GAAP operating expenses	$2,983	$2,662	$2,576	$8,152	$8,555
Stock-based compensation expense (B)	(941)	(811)	(713)	(2,459)	(1,863)
Acquisition-related and other costs (A)	(16)	(18)	(54)	(88)	(164)
Acquisition termination cost	—	—	—	—	(1,353)
Other (C)	—	5	(16)	10	(25)
Non-GAAP operating expenses	$2,026	$1,838	$1,793	$5,615	$5,150

GAAP operating income	$10,417	$6,800	$601	$19,358	$2,968
Total impact of non-GAAP adjustments to operating income	1,140	976	935	3,027	3,848
Non-GAAP operating income	$11,557	$7,776	$1,536	$22,385	$6,816

GAAP other income (expense), net	$105	$181	$12	$354	$(75)
(Gains) losses from non-affiliated investments	69	(62)	11	23	36
Interest expense related to amortization of debt discount	1	1	1	3	3
Non-GAAP other income (expense), net	$175	$120	$24	$380	$(36)

GAAP net income	$9,243	$6,188	$680	$17,475	$2,954
Total pre-tax impact of non-GAAP adjustments	1,210	915	947	3,053	3,887
Income tax impact of non-GAAP adjustments (D)	(433)	(363)	(171)	(1,055)	(649)
Non-GAAP net income	$10,020	$6,740	$1,456	$19,473	$6,192

	Three Months Ended			Nine Months Ended
	October 29,	July 30,	October 30,	October 29,	October 30,
	2023	2023	2022	2023	2022
Diluted net income per share
GAAP	$3.71	$2.48	$0.27	$7.01	$1.17
Non-GAAP	$4.02	$2.70	$0.58	$7.81	$2.46

Weighted average shares used in diluted net income per share computation	2,494	2,499	2,499	2,494	2,517

GAAP net cash provided by operating activities	$7,333	$6,348	$392	$16,591	$3,393
Purchases related to property and equipment and intangible assets	(278)	(289)	(530)	(815)	(1,324)
Principal payments on property and equipment and intangible assets	(13)	(11)	(18)	(44)	(54)
Free cash flow	$7,042	$6,048	$(156)	$15,732	$2,015

(A) Acquisition-related and other costs are comprised of amortization of intangible assets and transaction costs, and are included in the following line items:
	Three Months Ended			Nine Months Ended
	October 29,	July 30,	October 30,	October 29,	October 30,
	2023	2023	2022	2023	2022
Cost of revenue	$119	$119	$120	$358	$335
Research and development	$12	$12	$10	$37	$29
Sales, general and administrative	$4	$6	$44	$51	$135

(B) Stock-based compensation consists of the following:
	Three Months Ended			Nine Months Ended
	October 29,	July 30,	October 30,	October 29,	October 30,
	2023	2023	2022	2023	2022
Cost of revenue	$38	$31	$32	$96	$108
Research and development	$701	$600	$530	$1,826	$1,365
Sales, general and administrative	$240	$211	$183	$633	$498

(C) Other consists of costs related to Russia branch office closure, assets held for sale related adjustments, legal settlement costs, and contributions.

(D) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q4 FY2024
Outlook
($ in millions)
GAAP gross margin	74.5%
Impact of stock-based compensation expense, acquisition-related costs, and other costs	1.0%
Non-GAAP gross margin	75.5%

GAAP operating expenses	$3,165
Stock-based compensation expense, acquisition-related costs, and other costs	(965)
Non-GAAP operating expenses	$2,200